MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CUSIP #: 55608D101

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

NEW YORK, December 28, 2020 - Macquarie Global Infrastructure Total Return Fund Inc. (NYSE: MGU) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0750 per share to shareholders of record at the close of business on December 18, 2020.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0578	77.07%
Net Realized Short-Term Capital Gain	0.0172	22.93%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%

Total (per common share)	0.0750	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0578	77.07%
Net Realized Short-Term Capital Gain	0.0172	22.93%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%

Total (per common share)	0.0750	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 12/31/2020)
Annualized Distribution Rate as a Percentage of NAV^	3.73%
Cumulative Distribution Rate on NAV^^	0.31%

Total Return on NAV* for fiscal year end 11/30/2020	-4.14%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2020**	7.15%

^ Based on the Fund’s NAV as of November 30, 2020.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of November 30, 2020.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2019 through November 30, 2020.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

The payment of dividend distributions in accordance with the distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Directors has the right to amend, suspend or terminate the distribution policy at any time. The amendment, suspension or termination of the distribution policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For further information, please contact:

Investor/Broker Inquiries Tel: 866 567-4771 E-mail: MGU-Questions@macquarie.com Web: www.macquarie.com/mgu	Media Inquiries Daniela Palmieri 215 255-8878 Daniela.Palmieri@macquarie.com Jessica Fitzgerald 215 255-1336 Jessica.Fitzgerald@macquarie.com

The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.

The Fund is also subject to risk because it is an actively managed portfolio. Industry Concentration and Infrastructure Industry Risk. The Fund will be concentrated in the infrastructure industry, and will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a fund that is not concentrated in a specific industry. Non-U.S. Investment Risk. A majority of the Fund’s investments will be in non-U.S. issuers and a substantial portion of the trades executed for the Fund will take place on foreign exchanges. Investments in securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in those of U.S. issuers. Emerging Markets Risk. In addition to non-US investment risk, investments in emerging markets may expose the Fund to heightened risks that may be more volatile than investments in developed markets. Use of Derivatives and Hedging. The Fund may use derivatives and employ a variety of hedging techniques. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. Certain of the investment techniques that the Fund may employ for hedging or to increase income or total return will expose the Fund to additional risks. Leverage Risk. The Fund expects to employ leverage as part of its investing strategy. The use of leverage will increase the volatility of the Fund and increase risk to investors. Any difficulty in maintaining the Fund’s leverage could cause a diversion of cash flow and/or require liquidation of some portion of the Fund’s portfolio. Restrictions imposed as a result of any leverage may directly or indirectly inhibit the Fund’s ability to take actions that otherwise may be taken in an unleveraged portfolio of similar assets.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CUSIP #: 55608D101

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

NEW YORK, January 29, 2021 - Macquarie Global Infrastructure Total Return Fund Inc. (NYSE: MGU) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0750 per share to shareholders of record at the close of business on January 22, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0082	10.93%
Net Realized Short-Term Capital Gain	0.0668	89.07%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%

Total (per common share)	0.0750	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0660	44.00%
Net Realized Short-Term Capital Gain	0.0840	56.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%

Total (per common share)	0.1500	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 12/31/2020)
Annualized Distribution Rate as a Percentage of NAV^	3.66%
Cumulative Distribution Rate on NAV^^	0.61%

Total Return on NAV*	2.49%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2020**	8.48%

^ Based on the Fund’s NAV as of December 31, 2020.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of December 31, 2020.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through December 31, 2020.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

The payment of dividend distributions in accordance with the distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Directors has the right to amend, suspend or terminate the distribution policy at any time. The amendment, suspension or termination of the distribution policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For further information, please contact:

Investor/Broker Inquiries Tel: 866 567-4771 E-mail: MGU-Questions@macquarie.com Web: www.macquarieim.com/mgu	Media Inquiries Daniela Palmieri 215 255-8878 Daniela.Palmieri@macquarie.com Jessica Fitzgerald 215 255-1336 Jessica.Fitzgerald@macquarie.com

The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.

The Fund is also subject to risk because it is an actively managed portfolio. Industry Concentration and Infrastructure Industry Risk. The Fund will be concentrated in the infrastructure industry, and will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a fund that is not concentrated in a specific industry. Non-U.S. Investment Risk. A majority of the Fund’s investments will be in non-U.S. issuers and a substantial portion of the trades executed for the Fund will take place on foreign exchanges. Investments in securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in those of U.S. issuers. Emerging Markets Risk. In addition to non-US investment risk, investments in emerging markets may expose the Fund to heightened risks that may be more volatile than investments in developed markets. Use of Derivatives and Hedging. The Fund may use derivatives and employ a variety of hedging techniques. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. Certain of the investment techniques that the Fund may employ for hedging or to increase income or total return will expose the Fund to additional risks. Leverage Risk. The Fund expects to employ leverage as part of its investing strategy. The use of leverage will increase the volatility of the Fund and increase risk to investors. Any difficulty in maintaining the Fund’s leverage could cause a diversion of cash flow and/or require liquidation of some portion of the Fund’s portfolio. Restrictions imposed as a result of any leverage may directly or indirectly inhibit the Fund’s ability to take actions that otherwise may be taken in an unleveraged portfolio of similar assets.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CUSIP #: 55608D101

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

NEW YORK, February 26, 2021 - Macquarie Global Infrastructure Total Return Fund Inc. (NYSE: MGU) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0750 per share to shareholders of record at the close of business on February 19, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0171	22.80%
Net Realized Short-Term Capital Gain	0.0579	77.20%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0750	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.0831	36.93%
Net Realized Short-Term Capital Gain	0.1419	63.07%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.2250	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 1/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	3.79%
Cumulative Distribution Rate on NAV^^	0.95%
Cumulative Total Return on NAV*	(0.89%)
Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2021**	8.21%

^ Based on the Fund’s NAV as of January 31, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of January 31, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through January 31, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

The payment of dividend distributions in accordance with the distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Directors has the right to amend, suspend or terminate the distribution policy at any time. The amendment, suspension or termination of the distribution policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For further information, please contact:

Investor/Broker Inquiries	Media Inquiries
Tel: 866 567-4771	Daniela Palmieri
E-mail: MGU-Questions@macquarie.com	215 255-8878
Web: www.macquarieim.com/mgu	Daniela.Palmieri@macquarie.com

Jessica Fitzgerald
215 255-1336
Jessica.Fitzgerald@macquarie.com

The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.

The Fund is also subject to risk because it is an actively managed portfolio. Industry Concentration and Infrastructure Industry Risk. The Fund will be concentrated in the infrastructure industry, and will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a fund that is not concentrated in a specific industry. Non-U.S. Investment Risk. A majority of the Fund’s investments will be in non-U.S. issuers and a substantial portion of the trades executed for the Fund will take place on foreign exchanges. Investments in securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in those of U.S. issuers. Emerging Markets Risk. In addition to non-US investment risk, investments in emerging markets may expose the Fund to heightened risks that may be more volatile than investments in developed markets. Use of Derivatives and Hedging. The Fund may use derivatives and employ a variety of hedging techniques. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. Certain of the investment techniques that the Fund may employ for hedging or to increase income or total return will expose the Fund to additional risks. Leverage Risk. The Fund expects to employ leverage as part of its investing strategy. The use of leverage will increase the volatility of the Fund and increase risk to investors. Any difficulty in maintaining the Fund’s leverage could cause a diversion of cash flow and/or require liquidation of some portion of the Fund’s portfolio. Restrictions imposed as a result of any leverage may directly or indirectly inhibit the Fund’s ability to take actions that otherwise may be taken in an unleveraged portfolio of similar assets.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CUSIP #: 55608D101

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

NEW YORK, March 26, 2021 - Macquarie Global Infrastructure Total Return Fund Inc. (NYSE: MGU) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0750 per share to shareholders of record at the close of business on March 19, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0390	52.00%
Net Realized Short-Term Capital Gain	0.0360	48.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0750	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1221	40.70%
Net Realized Short-Term Capital Gain	0.1779	59.30%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.3000	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 2/28/2021)
Annualized Distribution Rate as a Percentage of NAV^	3.76%
Cumulative Distribution Rate on NAV^^	1.25%
Cumulative Total Return on NAV*	0.43%

Average Annual Total Return on NAV for the 5 Year Period Ending 2/28/2021**	8.35%

^ Based on the Fund’s NAV as of February 28, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of February 28, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through February 28, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

The payment of dividend distributions in accordance with the distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Directors has the right to amend, suspend or terminate the distribution policy at any time. The amendment, suspension or termination of the distribution policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For further information, please contact:

Investor/Broker Inquiries Tel:866 567-4771 E-mail: MGU-Questions@macquarie.com Web: www.macquarieim.com/mgu	Media Inquiries Daniela Palmieri 215 255-8878 Daniela.Palmieri@macquarie.com Jessica Fitzgerald 215 255-1336 Jessica.Fitzgerald@macquarie.com

The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.

The Fund is also subject to risk because it is an actively managed portfolio. Industry Concentration and Infrastructure Industry Risk. The Fund will be concentrated in the infrastructure industry, and will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a fund that is not concentrated in a specific industry. Non-U.S. Investment Risk. A majority of the Fund’s investments will be in non-U.S. issuers and a substantial portion of the trades executed for the Fund will take place on foreign exchanges. Investments in securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in those of U.S. issuers. Emerging Markets Risk. In addition to non-US investment risk, investments in emerging markets may expose the Fund to heightened risks that may be more volatile than investments in developed markets. Use of Derivatives and Hedging. The Fund may use derivatives and employ a variety of hedging techniques. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. Certain of the investment techniques that the Fund may employ for hedging or to increase income or total return will expose the Fund to additional risks. Leverage Risk. The Fund expects to employ leverage as part of its investing strategy. The use of leverage will increase the volatility of the Fund and increase risk to investors. Any difficulty in maintaining the Fund’s leverage could cause a diversion of cash flow and/or require liquidation of some portion of the Fund’s portfolio. Restrictions imposed as a result of any leverage may directly or indirectly inhibit the Fund’s ability to take actions that otherwise may be taken in an unleveraged portfolio of similar assets.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CUSIP #: 55608D101

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

NEW YORK, April 30, 2021—Macquarie Global Infrastructure Total Return Fund Inc. (NYSE: MGU) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0750 per share to shareholders of record at the close of business on April 23, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0046	6.13%
Net Realized Short-Term Capital Gain	0.0704	93.87%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0750	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1267	33.79%
Net Realized Short-Term Capital Gain	0.2483	66.21%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.3750	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 3/31/2021)
Annualized Distribution Rate as a Percentage of NAV^	3.47%
Cumulative Distribution Rate on NAV^^	1.45%
Cumulative Total Return on NAV*	9.11%
Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2021**	8.09%

^ Based on the Fund’s NAV as of March 31, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of March 31, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through March 31, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

The payment of dividend distributions in accordance with the distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Directors has the right to amend, suspend or terminate the distribution policy at any time. The amendment, suspension or termination of the distribution policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For further information, please contact:

Investor/Broker Inquiries	Media Inquiries
Tel: 866 567-4771	Daniela Palmieri
E-mail: MGU-Questions@macquarie.com	215 255-8878
Web: www.macquarieim.com/mgu	Daniela.Palmieri@macquarie.com

Jessica Fitzgerald
215 255-1336
Jessica.Fitzgerald@macquarie.com

The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.

The Fund is also subject to risk because it is an actively managed portfolio. Industry Concentration and Infrastructure Industry Risk. The Fund will be concentrated in the infrastructure industry, and will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a fund that is not concentrated in a specific industry. Non-U.S. Investment Risk. A majority of the Fund’s investments will be in non-U.S. issuers and a substantial portion of the trades executed for the Fund will take place on foreign exchanges. Investments in securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in those of U.S. issuers. Emerging Markets Risk. In addition to non-US investment risk, investments in emerging markets may expose the Fund to heightened risks that may be more volatile than investments in developed markets. Use of Derivatives and Hedging. The Fund may use derivatives and employ a variety of hedging techniques. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. Certain of the investment techniques that the Fund may employ for hedging or to increase income or total return will expose the Fund to additional risks. Leverage Risk. The Fund expects to employ leverage as part of its investing strategy. The use of leverage will increase the volatility of the Fund and increase risk to investors. Any difficulty in maintaining the Fund’s leverage could cause a diversion of cash flow and/or require liquidation of some portion of the Fund’s portfolio. Restrictions imposed as a result of any leverage may directly or indirectly inhibit the Fund’s ability to take actions that otherwise may be taken in an unleveraged portfolio of similar assets.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

CUSIP #: 55608D101

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

NEW YORK, May 28, 2021 - Macquarie Global Infrastructure Total Return Fund Inc. (NYSE: MGU) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0750 per share to shareholders of record at the close of business on May 21, 2021.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0124	16.53%
Net Realized Short-Term Capital Gain	0.0626	83.47%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.0750	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.1391	30.91%
Net Realized Short-Term Capital Gain	0.3109	69.09%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.4500	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2020 through 4/30/2021)
Annualized Distribution Rate as a Percentage of NAV^	3.30%
Cumulative Distribution Rate on NAV^^	1.65%
Cumulative Total Return on NAV*	15.15%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2021**	8.52%

^ Based on the Fund’s NAV as of April 30, 2021.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2021 based on the Fund’s NAV as of April 30, 2021.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2020 through April 30, 2021.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

The payment of dividend distributions in accordance with the distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. The Board of Directors has the right to amend, suspend or terminate the distribution policy at any time. The amendment, suspension or termination of the distribution policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Directors will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Directors at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

For further information, please contact:

Investor/Broker Inquiries Tel: 866 567-4771 E-mail: MGU-Questions@macquarie.com Web: www.macquarieim.com/mgu	Media Inquiries Daniela Palmieri 215 255-8878 Daniela.Palmieri@macquarie.com Jessica Fitzgerald 215 255-1336 Jessica.Fitzgerald@macquarie.com

The Fund is not intended to be a complete investment program. An investment in the Fund involves risks, and the Fund may or may not be able to achieve its investment objective for a variety of reasons. The following summarizes some of the Fund’s risks but does not purport to be a complete listing of all of the risks. Investors should carefully review the Fund’s Prospectus and consult their own advisers.

The Fund is also subject to risk because it is an actively managed portfolio. Industry Concentration and Infrastructure Industry Risk. The Fund will be concentrated in the infrastructure industry, and will be more susceptible to adverse economic or regulatory occurrences affecting that industry than a fund that is not concentrated in a specific industry. Non-U.S. Investment Risk. A majority of the Fund’s investments will be in non-U.S. issuers and a substantial portion of the trades executed for the Fund will take place on foreign exchanges. Investments in securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in those of U.S. issuers. Emerging Markets Risk. In addition to non-US investment risk, investments in emerging markets may expose the Fund to heightened risks that may be more volatile than investments in developed markets. Use of Derivatives and Hedging. The Fund may use derivatives and employ a variety of hedging techniques. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large impact on the Fund’s performance. Certain of the investment techniques that the Fund may employ for hedging or to increase income or total return will expose the Fund to additional risks. Leverage Risk. The Fund expects to employ leverage as part of its investing strategy. The use of leverage will increase the volatility of the Fund and increase risk to investors. Any difficulty in maintaining the Fund’s leverage could cause a diversion of cash flow and/or require liquidation of some portion of the Fund’s portfolio. Restrictions imposed as a result of any leverage may directly or indirectly inhibit the Fund’s ability to take actions that otherwise may be taken in an unleveraged portfolio of similar assets.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.